Supplement to the
Fidelity® Utilities Fund
March 31, 2005
Prospectus

Effective September 30, 2005, the following information replaces the biographical information for Andrew Burzumato found in the "Fund Management" section on page 20.

Douglas Simmons is manager of Utilities Fund, which he has managed since September 2005. Mr. Simmons joined Fidelity Investments in 2003 after receiving his MBA from Harvard Business School. Previously, Mr. Simmons was with Hicks, Muse, Tate & Furst from September 1999 until July of 2001.

UIF-05-01 September 27, 2005
1.733971.110